Exhibit (h)(14)(ii)

AMENDMENT NO. 1

FUND OF FUNDS INVESTMENT AGREEMENT

Amendment No. 1, dated October 18, 2022 (“Amendment No. 1”), to the Fund of Funds Investment Agreement, dated as of January 19, 2022 (“Agreement”), among EQ Advisors Trust and 1290 Funds (“EQ Trusts”) and the J.P. Morgan Exchange-Traded Fund Trust (“JPM Trust”).

WHEREAS, the EQ Trusts and the JPM Trust desire to update the Agreement to reflect the name changes set forth below, which were effective March 21, 2022:

Prior Name	Current Name
EQ/PIMCO Total Return Portfolio	EQ/PIMCO Total Return ESG Portfolio
EQ/ClearBridge Large Cap Growth Portfolio	EQ/ClearBridge Large Cap Growth ESG Portfolio
1290 VT SmartBeta Equity Portfolio	1290 VT SmartBeta Equity ESG Portfolio

WHEREAS, the EQ Trusts and the JPM Trust desire to update the Agreement to change the names of the 1290 VT DoubleLine Dynamic Allocation Portfolio and 1290 DoubleLine Dynamic Allocation Fund to Equitable Conservative Growth MF/ETF Portfolio and 1290 Loomis Sayles Multi-Asset Income Fund, respectively, which changes were effective August 19, 2022.

NOW THEREFORE, the EQ Trusts and the JPM Trust agree to modify and amend the Agreement as follows:

Schedule A. Schedule A to the Agreement, which sets forth the Acquiring Funds, is hereby replaced in its entirety by Schedule A attached hereto.

Except as modified and amended hereby, the Agreement is hereby ratified and confirmed in full force and effect in accordance with its terms.

IN WITNESS WHEREOF, the parties have executed and delivered this Amendment No. 1 as of the date first above set forth.

EQ Advisors Trust 1290 Funds		J.P. Morgan Exchange-Traded Fund Trust

By:	/s/ Kenneth Kozlowski	By:	/s/ Nektarios Manolakakis
	Name: Kenneth Kozlowski		Name: Nektarios Manolakakis
	Title: Senior Vice President and Chief Investment Officer		Title: Assistant Treasurer

SCHEDULE A

FUND OF FUNDS INVESTMENT AGREEMENT

Acquired Funds

JPMorgan Active Value ETF

JPMorgan ActiveBuilders Emerging Markets Equity ETF (fka JPM

Emerging Mkts Equity Core ETF)

JPMorgan ActiveBuilders International Equity ETF

JPMorgan ActiveBuilders U.S. Large Cap Equity ETF

JPMorgan BetaBuilders 1-5 Year U.S. Aggregate Bond ETF

JPMorgan BetaBuilders Canada ETF

JPMorgan BetaBuilders Developed Asia ex-Japan ETF

JPMorgan BetaBuilders Europe ETF

JPMorgan BetaBuilders International Equity ETF

JPMorgan BetaBuilders Japan ETF

JPMorgan BetaBuilders MSCI US REIT ETF

JPMorgan BetaBuilders U.S. Equity ETF

JPMorgan BetaBuilders U.S. Mid Cap Equity ETF

JPMorgan BetaBuilders U.S. Small Cap Equity ETF

JPMorgan Carbon Transition U.S. Equity ETF

JPMorgan Core Plus Bond ETF

JPMorgan Corporate Bond Research Enhanced ETF

JPMorgan Diversified Return Emerging Markets Equity ETF

JPMorgan Diversified Return International Equity ETF

JPMorgan Diversified Return U.S. Equity ETF

JPMorgan Diversified Return U.S. Mid Cap Equity ETF

JPMorgan Diversified Return U.S. Small Cap Equity ETF

JPMorgan Equity Premium Income ETF

JPMorgan Income ETF

JPMorgan International Bond Opportunities ETF

JPMorgan High Yield Research Enhanced ETF

JPMorgan International Growth ETF

JPMorgan Municipal ETF

JPMorgan Short Duration Core Plus ETF

JPMorgan U.S. Aggregate Bond ETF

JPMorgan U.S. Dividend ETF

JPMorgan U.S. Minimum Volatility ETF

JPMorgan U.S. Momentum Factor ETF

JPMorgan U.S. Quality Factor ETF

JPMorgan U.S. Value Factor ETF

JPMorgan Ultra-Short Income ETF

JPMorgan Ultra-Short Municipal Income ETF

JPMorgan USD Emerging Markets Sovereign Bond ETF

Acquiring Funds

EQ ADVISORS TRUST

1290 VT Convertible Securities Portfolio

1290 VT DoubleLine Opportunistic Bond Portfolio

1290 VT Equity Income Portfolio

1290 VT GAMCO Mergers & Acquisitions Portfolio

1290 VT GAMCO Small Company Value Portfolio

1290 VT High Yield Bond Portfolio

1290 VT Low Volatility Global Equity Portfolio

1290 VT Micro Cap Portfolio

1290 VT Moderate Growth Allocation Portfolio

1290 VT Multi-Alternative Strategies Portfolio

1290 VT Natural Resources Portfolio

1290 VT Real Estate Portfolio

1290 VT Small Cap Value Portfolio

1290 VT SmartBeta Equity ESG Portfolio

1290 VT Socially Responsible Portfolio

ATM International Managed Volatility Portfolio

ATM Large Cap Managed Volatility Portfolio

ATM Mid Cap Managed Volatility Portfolio

ATM Small Cap Managed Volatility Portfolio

EQ/2000 Managed Volatility Portfolio

EQ/400 Managed Volatility Portfolio

EQ/500 Managed Volatility Portfolio

EQ/AB Dynamic Aggressive Growth Portfolio

EQ/AB Dynamic Growth Portfolio

EQ/AB Dynamic Moderate Growth Portfolio

EQ/AB Short Duration Government Bond Portfolio

EQ/AB Small Cap Growth Portfolio

EQ/AB Sustainable U.S. Thematic Portfolio

EQ/Aggressive Growth Strategy Portfolio

EQ/All Asset Growth Allocation Portfolio

EQ/American Century Mid Cap Value Portfolio

EQ/American Century Moderate Growth Allocation Portfolio

EQ/AXA Investment Managers Moderate Allocation Portfolio

EQ/Balanced Strategy Portfolio

EQ/Capital Group Research Portfolio

EQ/ClearBridge Large Cap Growth ESG Portfolio

EQ/ClearBridge Select Equity Managed Volatility Portfolio

EQ/Common Stock Index Portfolio

EQ/Conservative Growth Strategy Portfolio

EQ/Conservative Strategy Portfolio

EQ/Core Bond Index Portfolio

EQ/Emerging Markets Equity PLUS Portfolio

EQ/Equity 500 Index Portfolio

EQ/Fidelity Institutional AM® Large Cap Portfolio

EQ/First Trust Moderate Growth Allocation Portfolio

EQ/Franklin Growth Allocation Portfolio

EQ/Franklin Moderate Allocation Portfolio

EQ/Franklin Rising Dividends Portfolio

EQ/Franklin Small Cap Value Managed Volatility Portfolio

EQ/Franklin Strategic Income Portfolio

EQ/Global Equity Managed Volatility Portfolio

EQ/Goldman Sachs Growth Allocation Portfolio

EQ/Goldman Sachs Mid Cap Value Portfolio

EQ/Goldman Sachs Moderate Growth Allocation Portfolio

EQ/Growth Strategy Portfolio

EQ/Intermediate Government Bond Portfolio

EQ/International Core Managed Volatility Portfolio

EQ/International Equity Index Portfolio

EQ/International Managed Volatility Portfolio

EQ/International Value Managed Volatility Portfolio

EQ/Invesco Comstock Portfolio

EQ/Invesco Global Portfolio

EQ/Invesco Global Real Assets Portfolio

EQ/Invesco International Growth Portfolio

EQ/Invesco Moderate Allocation Portfolio

EQ/Invesco Moderate Growth Allocation Portfolio

EQ/Janus Enterprise Portfolio

EQ/JPMorgan Growth Allocation Portfolio

EQ/JPMorgan Value Opportunities Portfolio

EQ/Large Cap Core Managed Volatility Portfolio

EQ/Large Cap Growth Index Portfolio

EQ/Large Cap Growth Managed Volatility Portfolio

EQ/Large Cap Value Index Portfolio

EQ/Large Cap Value Managed Volatility Portfolio

EQ/Lazard Emerging Markets Equity Portfolio

EQ/Long-Term Bond Portfolio

EQ/Loomis Sayles Growth Portfolio

EQ/MFS International Growth Portfolio

EQ/MFS International Intrinsic Value Portfolio

EQ/MFS Mid Cap Focused Growth Portfolio

EQ/MFS Technology Portfolio

EQ/MFS Utilities Series Portfolio

EQ/Mid Cap Index Portfolio

EQ/Mid Cap Value Managed Volatility Portfolio

EQ/Moderate Growth Strategy Portfolio

EQ/Money Market Portfolio

EQ/Morgan Stanley Small Cap Growth Portfolio

EQ/PIMCO Global Real Return Portfolio

EQ/PIMCO Real Return Portfolio

EQ/PIMCO Total Return ESG Portfolio

EQ/PIMCO Ultra Short Bond Portfolio

EQ/Quality Bond PLUS Portfolio

EQ/Small Company Index Portfolio

EQ/T. Rowe Price Growth Stock Portfolio

EQ/T. Rowe Price Health Sciences Portfolio

EQ/Ultra Conservative Strategy Portfolio

EQ/Value Equity Portfolio

EQ/Wellington Energy Portfolio

Equitable Conservative Growth MF/ETF Portfolio

(formerly, 1290 VT DoubleLine Dynamic Allocation Portfolio)

Equitable Growth MF/ETF Portfolio

Equitable Moderate Growth MF/ETF Portfolio

Multimanager Aggressive Equity Portfolio

Multimanager Core Bond Portfolio

Multimanager Technology Portfolio

1290 FUNDS

1290 Diversified Bond Fund

1290 GAMCO Small/Mid Cap Value Fund

1290 High Yield Bond Fund

1290 Loomis Sayles Multi-Asset Income Fund

(formerly, 1290 DoubleLine Dynamic Allocation Fund)

1290 Multi-Alternative Strategies Fund

1290 SmartBeta Equity Fund

1290 Retirement 2020 Fund

1290 Retirement 2025 Fund

1290 Retirement 2030 Fund

1290 Retirement 2035 Fund

1290 Retirement 2040 Fund

1290 Retirement 2045 Fund

1290 Retirement 2050 Fund

1290 Retirement 2055 Fund

1290 Retirement 2060 Fund